UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Income Trust, Inc.

BlackRock 2037 Municipal Target Term Trust

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Quality Fund III, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Income Trust, Inc.

BlackRock 2037 Municipal Target Term Trust

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Quality Fund III, Inc.

(collectively, the “Funds”)

On December 5, 2023, the U.S. District Court for the Southern District of New York granted judgment in favor of a plaintiff’s claim for rescission of resolutions by sixteen closed-end funds that are Maryland corporations and statutory trusts, including certain BlackRock-sponsored funds domiciled in Maryland, that “opted in” to elect to be subject to the Maryland Control Share Acquisition Act. The district court declared that the funds’ elections violate Section 18(i) of the 1940 Act. The funds have appealed the district court’s decision to the U.S. Court of Appeals for the Second Circuit. In light of the district court’s decision, the Maryland Control Share Acquisition Act will not apply to each Fund’s 2024 and 2025 annual shareholder meetings.

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Additional Information

The Funds’ definitive proxy statement for the 2024 Annual Meeting of Shareholders in connection with solicitation of proxies from Fund shareholders has yet to be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the definitive proxy statement is filed with the SEC, it may be amended or withdrawn.

BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUND AND THE UPCOMING ANNUAL MEETING OF SHAREHOLDERS. Shareholders can obtain additional copies of the notice of annual meeting, the definitive proxy statement and other documents, when they are filed by the Funds with the SEC, by directing a request to the Funds’ proxy solicitor by calling the toll-free number provided in the definitive proxy statement. Copies are also expected to be available at no charge at the website identified in the definitive proxy statement. Additional copies of the proxy materials will be delivered promptly upon request. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov.

Pursuant to SEC proxy rules, the Funds’ Directors/Trustees, nominees for Director/Trustee and executive officers are “participants” in connection with the 2024 Annual Meeting of Shareholders. Certain regular employees and officers of the Funds’ investment manager, administrator, or any of their affiliates may become “participants” if any such persons solicit proxies. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the Funds’ definitive proxy statement for the 2024 Annual Meeting of Shareholders when it is filed with the SEC.